UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2019
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COVANTA HOLDING CORPORATION
(Exact name of Registrant as Specified in Its Charter)
 ________________________________________________________

Delaware	1-06732	95-6021257
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

445 South Street Morristown, New Jersey		07960
(Address of principal executive offices)		(Zip Code)
(862) 345-5000
(Registrant’s telephone number, including area code)
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 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On April 25, 2019, Covanta Holding Corporation (the "Company") issued a press release reporting the unaudited results for the first quarter ended March 31, 2019, and announcing a conference call and webcast to be held at 8:30 a.m. (Eastern) on Friday, April 26, 2019 to discuss these results. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. This information includes certain non-GAAP financial information as identified in Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure.
On April 25, 2019, the Company posted to its website materials that will be used in conjunction with its conference call and webcast regarding its unaudited results for its first quarter ended March 31, 2019, which will be held on Friday, April 26, 2019 at 8:30 a.m. (Eastern). A copy of these materials is furnished as Exhibit 99.2 to this Form 8-K. This information includes certain non-GAAP financial information as identified in Exhibit 99.2.
The information in this Form 8-K, Exhibit 99.1 and Exhibit 99.2 is furnished pursuant to Item 2.02 and Item 7.01 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Exhibit

99.1	Press Release, dated April 25, 2019.

99.2	Earnings Materials, dated April 25, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 25, 2019

COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson
Title:	Executive Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated April 25, 2019.

99.2	Earnings Materials, dated April 25, 2019.